10. INCOME TAXES	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities as of September 30, 2013 and 2012 are as follows:

	September 30,
	2013	2012

Deferred tax assets:
Allowance for loan losses	$ 2,386	$ 2,557
Accruals and stock based compensation	1,137	1,288
Impairments on securities	7	12

Total deferred tax assets	3,530	3,857

Deferred tax liabilities:
Deferred loan fees and costs – net	246	261
Tax over book depreciation	1,400	1,392
Net unrealized gain on investment securities	308	485
Dividends on FHLB stock	38	101
Other	324	351

Total deferred tax liabilities	2,316	2,590

Net deferred tax asset	$ 1,214	$ 1,267

The components of income tax expense are as follows:

	Year Ended September 30,
	2013	2012	2011

Current	$ 4,167	$ 3,923	$ 3,086
Deferred	230	(268)	388
	$ 4,397	$ 3,655	$ 3,474

Income taxes differ from the amounts computed by applying the applicable statutory U.S. Federal income tax rate to earnings before income taxes. The reasons for these differences are as follows:

	Year Ended September 30,
	2013	2012	2011

Taxes computed at statutory rates	$ 4,595	$ 3,720	$ 3,639
Decrease in taxes due to net nontaxable income	(312)	(330)	(205)
Increase in taxes due to nondeductible expenses	114	166	40
Tax credits	-	-	-
Other	-	99	-

	$ 4,397	$ 3,655	$ 3,474

Effective tax rate	33.5%	33.4%	32.5%

GAAP does not require that deferred income taxes be provided on certain portions of the allowance for loan losses that existed as of September 30, 1988. At September 30, 2013, retained earnings include approximately $4.4 million representing such allowances for which no deferred income taxes have been provided.